                               [BOSTONTRUST LOGO]

                              BOSTON BALANCED FUND

                                                                   ANNUAL REPORT
                                                                  March 31, 2003

[BOSTONTRUST LOGO]


                                                                   ANNUAL REPORT
TABLE OF CONTENTS                                                 MARCH 31, 2003
--------------------------------------------------------------------------------

Boston Balanced Fund
   Market and Performance Review ..........................................    1
   Investment Performance .................................................    3
   Schedule of Portfolio Investments ......................................    4
   Financial Statements ...................................................    6
   Financial Highlights ...................................................    8

Notes to Financial Statements .............................................    9

Report of Independent Public Accountants ..................................   11

Trustees & Officers .......................................................   12

--------------------------------------------------------------------------------

[BOSTONTRUST LOGO]

                                                         4 Star Overall
                                                     Morningstar(TM) rating
                                                 (among 742 Domestic Hyrid funds
                                                    overall as of 3/31/03)++

MARKET AND PERFORMANCE                                      BOSTON BALANCED FUND
REVIEW (UNAUDITED)                       MANAGER COMMENTARY BY DOMENIC COLASACCO
--------------------------------------------------------------------------------

(0)Distinguishing between unsustainable, emotionally driven market movements and those based on fundamental economic trends is essential to successful money management. Failure to do so often leads to unnecessary securities trading and incorrect asset allocation shifts. The first quarter of 2003 provided investors with ample opportunity to become entwined in short-term emotional episodes, beginning on the very first day of the year. Amid renewed optimism about potential 2003 economic conditions, stock prices rose nearly 6% during the first week of January. Such optimism proved to be short lived and was replaced in the weeks that followed by concern over an impending war with Iraq. By March 11, the S&P 500 fell roughly 15% from its January peak and close to 10% for the year. As soon as the possibility of war with Iraq became a virtual certainty, stock prices recovered their entire 2003 decline, as investors became hopeful that quick victory would remove a looming political and economic uncertainty. Most stock indices entered positive territory briefly in mid-March, only to close the quarter with a modest loss, as it became apparent that the war would last more than a week or two.

Recent price action clearly suggests that news from Iraq continues to have an influence on short-term market trends. From a purely investment perspective, however, the more important issue is whether the Iraqi war is just another passing emotional distraction for the market or a watershed event that will have a lasting influence on our political and economic order.

For the period, the relatively small spread between stock and bond returns, and lack of dispersion among different stock sectors and equity styles, made it very difficult to add much value in a well diversified, balanced portfolio. Virtually the only way to have recorded an attractive, positive return would have been to time precisely the several short-term market moves outlined previously, a rather speculative exercise more easily accomplished with the benefit of hindsight.

ECONOMIC SUMMARY AND OUTLOOK

In a few years' time, hindsight will afford us a better understanding of the impact the Iraq war has had on our economy and global political relationships. For now, whether the war will contribute to the disruption of the economic trend is still a matter of conjecture. In thinking about the risks the war creates, we believe it is important to distinguish between established, longer-term economic forces and the short-term cycle. We trace the beginning of the long-term trend back to the early 1980's. At that time, a very restrictive monetary policy combined with the most severe economic contraction since World War II to break a vicious inflationary spiral that began in the mid-1960's, after the escalation of the Vietnam War. For the past twenty years, inflation has been subdued, interest rates have trended down, and economic recessions have been much less frequent and not as severe as those of the previous forty years. This favorable economic cycle has been fostered by the following:

- expanded world trade
- an acceleration in productivity
- a generally strong U. S. dollar
- the emergence of capitalism in key countries, most notably
  China and Russia; and
- shifts in production of goods to lower cost regions--in particular, Asia and parts of Latin America.

Although adverse scenarios are plausible, it seems unlikely to us that the Iraq war will have a lasting, material impact on these established trends. Our conclusion is based partly on the assumption that it is not in the self-interest of the industrialized world, and particularly the countries with newly emerging capitalist economies, to reduce ties to the United States. Moreover, we expect technological innovation to support further strong gains in productivity and the Federal Reserve to pursue a non-inflationary monetary policy over the long term. Yet within the favorable long-term cycle, there are today--as there have been on numerous occasions since the inflationary spiral of the 1970's was broken--abundant short-term risks to the market and economy, not all of which emanate from Iraq. The war has taken center stage just as the economy and stock market were in the process of recovering from the technology investment bubble. Placing the merits of war aside, from an economic perspective the war has damaged already fragile consumer and business confidence. The short-term damage will be even worse if hostilities are extended and followed by

--------------------------------------------------------------------------------
+ Portfolio composition is subject to change.

MARKET AND PERFORMANCE                                      BOSTON BALANCED FUND
REVIEW (CONT.)                           MANAGER COMMENTARY BY DOMENIC COLASACCO
--------------------------------------------------------------------------------

renewed terrorist activity. Lower confidence serves to offset the fiscally stimulative aspects of war related expenditures, hinders the still tenuous nature of our current economic recovery, and can depress corporate profits and cash flows. Indeed, recent economic statistics have confirmed that economic activity is weaker than most forecasters had anticipated. Housing related data and jobless claims are the most recent areas to disappoint. In response, a broad range of companies have announced a reduction in earnings guidance to investors for 2003, and many economists have lowered GDP(1) growth forecasts. All of these developments have led us to retain a conservative position in the Fund, as is more fully outlined below.

INVESTMENT STRATEGY

The essence of investment strategy involves an assessment of prevailing stock and bond values in light of economic and corporate developments. We utilize three primary components in applying our investment strategy conclusions - asset allocation, portfolio composition, and individual security selection. We will briefly summarize our current thoughts on each.

ASSET ALLOCATION: In our year-end report, we noted that we expected to await more definitive improvement in economic activity and corporate profits before we increased the Fund's equity exposure. Since neither materialized, the Fund's asset allocation is relatively unchanged. Stocks comprised 46% of total assets on March 31, 2003, compared to 48% at year-end 2002.+ Provided we are correct in our assumption about the sustainability of the favorable long-term economic trend, we expect the Fund's next significant asset allocation change to be toward higher stock exposure. We do not know when, but Iraq and post-technology bubble economic weakness will pass eventually. Our inherent preference for stocks is also driven by the limited future return we believe may result from bonds given prevailing low interest rates. Nevertheless, we see no need to assume a more aggressive equity position until more of the short-term economic risks subside. As we experienced during the past quarter, even at current levels, stock prices are susceptible to economic and corporate profit disappointments. Absent convincing economic improvement, stock prices would need to be much lower to lead us to raise the Fund's equity exposure significantly.

PORTFOLIO COMPOSITION: Elements of portfolio composition include economic sector and industry emphasis, company size, financial stability, geographic diversity, and relative stock valuation. We completed comparatively few changes in the composition of the Fund's securities portfolio over the past three months. Stock and bond investments are concentrated in higher quality companies that have been able to sustain and grow revenues and profits through a difficult economic period. We do not expect to shift to more aggressive, leveraged investments in the months ahead. Even if the economy improves, competitive pressures are unlikely to abate. This is particularly true in manufacturing, due to the availability of products from lower cost international sources. More than one-half of the Fund's equity investments are in finance, healthcare, and branded consumer products--sectors we still believe have the potential to grow and maintain profitability levels comparatively well.+

SECURITY SELECTION: In the year-end report, we highlighted the U. S. Treasury Inflation Index bond that matures in 2011 as the largest individual investment in the Fund. We have retained our position in this bond in its entirety and during the quarter purchased nearly as much of a similar inflation index bond that matures a year later. We hold these bonds not because we expect outstanding future returns but due to their attractiveness in the current very low interest rate environment, where money market yields are not much above 1% and high quality bonds maturing in thirty years return barely 5%. As noted previously, our hope is to be in a secure economic environment with more confidence to increase stock investments. In this regard, recent equity purchases have included C. R. BARD, COMMERCE BANCSHARES, ECOLAB, WELLS FARGO, and WRIGLEY. At the period end, the Fund's largest individual stock investments were WILMINGTON TRUST (2.1%), JOHNSON & JOHNSON (2.0%), ANHEUSER-BUSCH (1.8%), MICROSOFT (1.4%), JOHNSON CONTROLS, INC. (1.4%).+ We believe all are well-managed companies with sound business characteristics.

On behalf of all of us at Boston Trust Investment Management, we thank you for your continued confidence in our services. Please feel free to contact us at
(617) 726-7252 should you have any questions about our investment views or your account.

/s/ Domenic Colasacco
----------------------------------------
Portfolio Manager and President
Boston Trust Investment Management, Inc.


++For each fund with at least a three-year history. Morningstar calculates a Morningstar Rating(TM) metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the Fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The overall rating for the Fund derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating(TM) metrics. Each fund was rated exclusively against U.S. domiciled short-term bond funds. For the three- and five-year periods ended 3/31/03 the Fund received 4 stars, respectively. It was ranked among 742 domestic hybrid funds for the three-year period and 584 domestic hybrid funds for the five-year period but was not rated for the ten-year period. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
+ Portfolio composition is subject to change.
1 The "GDP" or Gross Domestic Product is the measure of the market value of the goods and services produced by labor and property in the United States.

                                                            BOSTON BALANCED FUND
INVESTMENT PERFORMANCE (UNAUDITED)                                MARCH 31, 2003
--------------------------------------------------------------------------------

Fund Net Asset Value: $23.71

                                                                                      ANNUALIZED
                                                                   --------------------------------------------------
                                                      QUARTER                                      SINCE INCEPTION
                                                      TO DATE        1 YEAR          5 YEARS       DECEMBER 1, 1995
BOSTON BALANCED FUND*                                 -1.25%          -5.16%          1.53%             8.08%
Lipper Balanced Funds Average**                       -1.70%         -13.29%         -0.50%             5.21%
Standard & Poor's 500 Stock Index**                   -3.15%         -24.75%         -3.77%             6.38%
Lehman Brothers Government/Credit Bond Index**         1.65%          13.39%          7.64%             7.33%
90-Day U.S. Treasury Bills**                           0.30%           1.56%          4.09%             4.45%

*After all expenses at an annual rate of 1.00%, the adviser's expense limitation. **Performance is calculated from November 30, 1995.

$17,674
BOSTON BALANCED FUND

$16,816
Lehman Brothers Gov't./
Credit Bond Index

$15,719
Lipper Balanced
Funds Average

$13,623
90-Day U.S. Treasury Bills

12/1/95  10000    10000    10000    10000   10000
12/95    10046    10147    9990     10123   10185
12/96    10573    10442    11377    11584   12535
12/97    11128    11460    13694    14718   16717
12/98    11692    12545    15703    17555   21495
12/99    12246    12275    17096    18357   26019
12/00    12975    13728    17323    18424   23650
12/01    13446    14896    16470    18139   20845
12/02    13583    16544    14918    17897   16230
3/03     13623    16816    14658    17674   15719

The chart represents a historical investment of $10,000 in the Boston Balanced Fund from December 1, 1995, to March 31, 2003, and represents the reinvestment of dividends and capital gains in the Fund.

The Boston Balanced Fund is compared to the Standard & Poor's 500 Stock Index and the Lehman Brothers Government/Credit Bond Index. These indices are unmanaged and generally representative of the U.S Stock market, U.S. treasury/government agencies and corporate debt securities, respectively. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

The 90-Day U.S. Treasury Bills are represented by the U.S. Treasury Bill Total Return Index. Treasury bills are government guaranteed and offer a fixed rate of return. Return and principal of stocks and bonds will vary with market conditions. Treasury bills are less volatile than longer term fixed-income securities and are guaranteed as to timely payment of principal and interest by the U.S. Government.

The Lipper Balanced Funds Average is an average of managed mutual funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of fund shares or fund distributions.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

--------------------------------------------------------------------------------

                                                            BOSTON BALANCED FUND
SCHEDULE OF PORTFOLIO INVESTMENTS                                 MARCH 31, 2003
--------------------------------------------------------------------------------

COMMON STOCKS (45.9%)

SECURITY DESCRIPTION                                     SHARES       VALUE
--------------------                                     ------       -----

BASIC MATERIALS (3.6%)
Air Products & Chemical, Inc. ..................          15,000     $   621,450
Avery Dennison Corp. ...........................          25,000       1,466,750
Donaldson Co., Inc. ............................          40,000       1,463,200
Ecolab, Inc. ...................................          25,000       1,233,250
                                                                     -----------
                                                                       4,784,650
                                                                     -----------
CAPITAL GOODS (2.3%)
Illinois Tool Works ............................          25,000       1,453,750
Precision Castparts Corp. ......................          65,000       1,548,950
                                                                     -----------
                                                                       3,002,700
                                                                     -----------
CONSUMER CYCLICALS (5.5%)
Costco Wholesale Corp. (b) .....................          50,000       1,501,500
Emerson Electric Co. ...........................          20,000         907,000
Gannett Co., Inc. ..............................          10,000         704,300
Johnson Controls, Inc. .........................          25,000       1,811,000
Leggett & Platt, Inc. ..........................          50,000         914,000
McClatchy Co. ..................................          25,000       1,339,750
                                                                     -----------
                                                                       7,177,550
                                                                     -----------
CONSUMER PRODUCTS (2.4%)
Anheuser-Busch Cos., Inc. ......................          50,000       2,330,500
Aptargroup, Inc. ...............................          25,000         808,750
                                                                     -----------
                                                                       3,139,250
                                                                     -----------
CONSUMER STAPLES (4.5%)
Alberto-Culver Company Class A .................          15,000         719,250
Clorox Co. .....................................          20,000         923,400
Gillette Co. ...................................           5,000         154,700
Kimberly-Clark Corp. ...........................          20,000         909,200
Procter & Gamble Co. ...........................          10,000         890,500
Sysco Corp. ....................................          60,000       1,526,400
William Wrigley, Jr. Co. .......................          15,000         847,500
                                                                     -----------
                                                                       5,970,950
                                                                     -----------
ENERGY (1.8%)
BP Amoco PLC, ADR ..............................          15,000         578,850
Exxon Mobil Corp. ..............................          50,000       1,747,500
                                                                     -----------
                                                                       2,326,350
                                                                     -----------
FINANCIAL SERVICES (9.9%)
Bank of America Corp. ..........................          25,000       1,671,000
Cincinnati Financial Corp. .....................          40,000       1,402,800
Commerce Bancshares Inc. .......................          11,100         405,705
Fannie Mae .....................................          25,000       1,633,750
First Virginia Banks, Inc. .....................           5,000         196,150
Marsh & McLennan Cos ...........................          15,000         639,450
Northern Trust Corp. ...........................          15,000         456,750
State Street Corp. .............................          30,000         948,900
T. Rowe Price Group, Inc. ......................          50,000       1,355,950
Wachovia Corp. .................................          35,000       1,192,450
Wells Fargo & Co. ..............................          10,000         449,900
Wilmington Trust Corp. .........................         100,000       2,780,000
                                                                     -----------
                                                                      13,132,805
                                                                     -----------
HEALTH CARE (9.5%)
Becton, Dickinson & Co. ........................          25,000         861,000
Biomet, Inc. ...................................          25,000         766,250
C.R. Bard, Inc. ................................          20,000       1,261,200
Dentsply International, Inc. ...................          50,000       1,739,500
Johnson & Johnson, Inc. ........................          45,000       2,604,150
Medtronic, Inc. ................................          40,000       1,804,800

COMMON STOCKS (45.9%), CONTINUED

                                                         SHARES OR
                                                         PRINCIPAL
SECURITY DESCRIPTION                                       AMOUNT       VALUE
--------------------                                     ---------      -----
HEALTH CARE, CONTINUED
Merck & Co., Inc. ..............................          10,000     $   547,800
Pfizer, Inc. ...................................          50,000       1,558,000
Saint Jude Medical, Inc. (b) ...................          15,000         731,250
Stryker Corp. ..................................          10,000         686,500
                                                                     -----------
                                                                      12,560,450
                                                                     -----------
PRODUCER PRODUCTS (1.6%)
Carlisle Cos., Inc. ............................          20,000         809,800
General Electric Co. ...........................          10,000         255,000
Teleflex, Inc. .................................          30,000       1,071,000
                                                                     -----------
                                                                       2,135,800
                                                                     -----------
TECHNOLOGY (4.8%)
Applied Materials, Inc. (b) ....................          75,000         943,500
Automatic Data Processing, Inc. ................          20,000         615,800
Dell Computer Corp. (b) ........................          25,000         682,750
Diebold, Inc. ..................................          25,000         848,500
Intel Corp. ....................................          35,000         569,800
International Business Machines Corp. ..........          10,000         784,300
Microsoft Corp. (b) ............................          75,000       1,815,750
                                                                     -----------
                                                                       6,260,400
                                                                     -----------
TOTAL COMMON STOCKS
(COST $50,273,977) .............................                      60,490,905
                                                                     -----------

CORPORATE OBLIGATIONS (8.0%)

BASIC MATERIALS (0.3%)
Weyerhaeuser Co., 7.25%, 7/1/13 ................         300,000         343,325
                                                                     -----------

CONSUMER CYCLICALS (1.0%)
Eaton Corp., 8.90%, 8/15/06 ....................         600,000         712,930
Leggett & Platt, Inc., 6.25%, 9/9/08 (c) .......         500,000         558,406
                                                                     -----------
                                                                       1,271,336
                                                                     -----------
CONSUMER STAPLES (1.5%)
Albertson's, Inc., 6.66%, 7/21/08 ..............         500,000         557,702
Procter & Gamble Co., 5.25%, 9/15/03 ...........       1,000,000       1,018,363
Sysco Corp., 6.50%, 6/15/05 ....................         375,000         411,651
                                                                     -----------
                                                                       1,987,716
                                                                     -----------
ENERGY (0.3%)
Atlantic Richfield Co., 8.50%, 4/1/12 ..........         300,000         386,801
                                                                     -----------

FINANCIAL SERVICES (4.1%)
Ford Credit Co., 7.20%, 6/15/07 ................       1,000,000         978,462
General Electric Capital Corp., 7.38%,
  9/15/04 ......................................       1,000,000       1,084,099
General Electric Capital Corp., 8.30%,
  9/20/09 ......................................       1,000,000       1,229,840
General Motors Acceptance Corp., 6.13%,
  9/15/06 ......................................         825,000         845,254
Marsh & McLennan Cos., 6.63%, 6/15/04 ..........       1,300,000       1,377,903
                                                                     -----------
                                                                       5,515,558
                                                                     -----------
HEALTH CARE (0.8%)
American Home Products Corp., 7.90%, 2/15/05 ...         925,000       1,020,038
                                                                     -----------
TOTAL CORPORATE OBLIGATIONS
(COST $9,902,342) ..............................                      10,524,774
                                                                     -----------

U.S. GOVERNMENT AGENCY OBLIGATIONS (45.0%)
FEDERAL FARM CREDIT BANK (9.7%)
7.25%, 6/12/07 .................................       3,000,000       3,527,499
6.80%, 10/12/07 ................................       3,000,000       3,495,486

                                    Continued
--------------------------------------------------------------------------------

                                                            BOSTON BALANCED FUND
SCHEDULE OF PORTFOLIO INVESTMENTS                                 MARCH 31, 2003
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS, CONTINUED

                                                        SHARES OR
                                                        PRINCIPAL
SECURITY DESCRIPTION                                      AMOUNT        VALUE
--------------------                                    ---------       -----

FEDERAL FARM CREDIT BANK, CONTINUED
6.30%, 12/20/10 ...............................       5,000,000     $  5,772,545
                                                                    ------------
                                                                      12,795,530
                                                                    ------------
FEDERAL HOME LOAN BANK (7.5%)
5.04%, 10/14/08 ...............................         500,000          543,397
4.50%, 8/14/09 ................................       2,000,000        2,101,904
6.88%, 8/13/10 ................................       3,000,000        3,580,068
7.00%, 8/15/14 ................................       3,000,000        3,673,323
                                                                    ------------
                                                                       9,898,692
                                                                    ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (1.8%)
7.25%, 1/15/10 ................................       2,000,000        2,431,544
                                                                    ------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (2.0%)
6.00%, 3/15/33 ................................       2,500,000        2,610,754
                                                                    ------------

U.S. TREASURY INFLATION PROTECTED BONDS (24.0%)
3.50%, 1/15/11 ................................      18,229,400       20,519,118
3.02%, 7/15/12 ................................      10,083,400       10,999,428
                                                                    ------------
                                                                      31,518,546
                                                                    ------------
TOTAL U.S. GOVERNMENT AGENCY
OBLIGATIONS (COST $54,680,201) ................                       59,255,066
                                                                    ------------

INVESTMENT COMPANIES (0.9%)

Fifth Third Institutional Government
Money Market Fund .............................       1,182,579        1,182,579
                                                                    ------------
TOTAL INVESTMENT COMPANIES
(COST $1,182,579) .............................                        1,182,579
                                                                    ------------

TOTAL INVESTMENTS
(COST $116,039,099) (A) - 99.8% ...............                      131,453,324
Other assets in excess of liabilities - 0.2% ..                          239,267
                                                                    ------------
NET ASSETS - 100.0% ...........................                     $131,692,591
                                                                    ============

------------
Percentages indicated are based on net assets of $131,692,591.

(a) At March 31, 2003, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:

     Unrealized appreciation..........$19,181,239
     Unrealized depreciation.......... (3,767,014)
                                      -----------
     Net unrealized appreciation......$15,414,225
                                      ===========

(b) Represents non-income producing security.
(c) Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.

ADR - American Depositary Receipt


                       See Notes to Financial Statements
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS                                       BOSTON BALANCED FUND
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2003

ASSETS:
Investments at value (cost $116,039,099 ) .....                    $ 131,453,324
Interest and dividends receivable .............                          760,146
Prepaid expenses ..............................                           11,413
                                                                   -------------
     TOTAL ASSETS .............................                      132,224,883

LIABILITIES:
Payable for investments purchased .............     $     407,527
Accrued expenses and other liabilities:
  Investment Adviser ..........................            73,164
  Administration ..............................             2,171
  Other .......................................            49,430
                                                    -------------
     TOTAL LIABILITIES ........................                          532,292
                                                                   -------------

NET ASSETS ....................................                    $ 131,692,591
                                                                   =============

COMPOSITION OF NET ASSETS:
Capital .......................................                    $ 118,829,822
Accumulated net investment income .............                          671,751
Accumulated net realized losses from
  investment transactions .....................                       (3,223,207)
Unrealized appreciation from investments ......                       15,414,225
                                                                   -------------
NET ASSETS ....................................                    $ 131,692,591
                                                                   =============
Shares outstanding (par value $0.001, unlimited
  number of shares authorized) ................                        5,554,580
                                                                   =============
Net Asset Value, Offering Price and Redemption
   Price per share ............................                    $       23.71
                                                                   =============


STATEMENT OF OPERATIONS
For the year ended March 31, 2003

INVESTMENT INCOME:
Interest................................                              $3,168,186
Dividend................................                               1,095,430
                                                                   -------------
     TOTAL INVESTMENT INCOME............                               4,263,616
                                                                   -------------

EXPENSES:
  Investment Adviser....................                 $956,516
  Accounting............................                   10,374
  Administration........................                  255,074
  Custodian.............................                    9,798
  Transfer agency.......................                   18,000
  Other.................................                  110,436
                                                    -------------
     Total expenses before fee reductions                              1,360,198
     Fees reduced by the Adminstrator...                                 (63,770)
     Fees reduced by the Investment Adviser                              (21,070)
                                                                   -------------
     NET EXPENSES.......................                               1,275,358
                                                                   -------------

NET INVESTMENT INCOME...................                               2,988,258
                                                                   -------------

NET REALIZED/UNREALIZED LOSSES FROM INVESTMENTS:
Net realized losses from investment transactions                      (1,824,404)
Change in unrealized appreciation/depreciation
  from investments......................                              (8,027,270)
                                                                   -------------
Net realized/unrealized losses from investments                       (9,851,674)
                                                                   -------------
CHANGE IN NET ASSETS FROM OPERATIONS....                             ($6,863,416)
                                                                   =============

                       See Notes to Financial Statements#

--------------------------------------------------------------------------------

FINANCIAL STATEMENTS                                       BOSTON BALANCED FUND
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                        For the year ended   For the year ended
                                                                                          March 31, 2003       March 31, 2002
INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income ....................................................                $   2,988,258      $   2,732,857
Net realized losses from investment transactions .........................                   (1,824,404)        (1,398,801)
Change in unrealized appreciation/depreciation from investments ..........                   (8,027,270)         6,750,557
                                                                                          -------------      -------------
CHANGE IN NET ASSETS FROM OPERATIONS .....................................                   (6,863,416)         8,084,613
                                                                                          -------------      -------------

DIVIDENDS:
  Net investment income ..................................................                   (2,900,000)        (2,876,448)
  Net realized gains from investment transactions ........................                         --           (1,178,928)
                                                                                          -------------      -------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS ..........................                   (2,900,000)        (4,055,376)
                                                                                          -------------      -------------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued ............................................                   15,518,088         17,023,414
  Dividends reinvested ...................................................                    2,854,987          4,006,307
  Cost of shares redeemed ................................................                   (7,479,852)       (11,123,493)
                                                                                          -------------      -------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS .....................                   10,893,223          9,906,228
                                                                                          -------------      -------------
CHANGE IN NET ASSETS .....................................................                    1,129,807         13,935,465

NET ASSETS:
  Beginning of year ......................................................                  130,562,784        116,627,319
                                                                                          -------------      -------------
  End of year (including accumulated net investment income of $671,751 and
  $583,493, respectively) ................................................                $ 131,692,591      $ 130,562,784
                                                                                          =============      =============

SHARE TRANSACTIONS:
  Issued .................................................................                      641,085            679,529
  Reinvested .............................................................                      119,256            162,858
  Redeemed ...............................................................                     (310,386)          (446,807)
                                                                                          -------------      -------------
CHANGE IN SHARES .........................................................                      449,955            395,580
                                                                                          =============      =============

                       See Notes to Financial Statements

--------------------------------------------------------------------------------

FINANCIAL STATEMENTS                                       BOSTON BALANCED FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the periods indicated.

                                                  For the         For the         For the      For the period      For the years
                                                year ended      year ended      year ended     July 1, 1999 to    ended June 30,
                                              March 31, 2003  March 31, 2002  March 31, 2001  March 31, 2000(a)   1999   1998 (b)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ......... $  25.58        $  24.77         $  28.89         $  30.22       $  29.21  $  23.70

INVESTMENT ACTIVITIES:
   Net investment income .....................     0.57            0.55             0.59             0.40           0.52      0.46
   Net realized and unrealized gains/(losses)
      from investments .......................    (1.88)           1.09            (1.91)           (0.43)          2.07      5.94
                                               --------        --------         --------         --------       --------  --------
   Total from investment activities ..........    (1.31)           1.64            (1.32)           (0.03)          2.59      6.40
                                               --------        --------         --------         --------       --------  --------
DIVIDENDS:
   Net investment income .....................    (0.56)          (0.59)           (0.58)           (0.54)         (0.49)    (0.45)
   Net realized gains from investments .......       --           (0.24)           (2.22)           (0.76)         (1.09)    (0.44)
                                               --------        --------         --------         --------       --------  --------
   Total dividends ...........................    (0.56)          (0.83)           (2.80)           (1.30)         (1.58)    (0.89)
                                               --------        --------         --------         --------       --------  --------
NET ASSET VALUE, END OF PERIOD ............... $  23.71        $  25.58         $  24.77         $  28.89       $  30.22  $  29.21
                                               ========        ========         ========         ========        =======  ========
TOTAL RETURN .................................    (5.16%)          6.78%           (5.00%)          (0.63%)(c)      9.34%    27.55%

RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period (000's) ....... $131,693        $130,563         $116,627         $136,486       $147,020   $121,941
   Ratio of net expenses to average
      net assets..............................     1.00%           1.00%            1.00%            1.00%(d)       0.95%     1.00%
   Ratio of net investment income to average
      net assets..............................     2.34%           2.26%            2.01%            1.75%(d)       1.87%     1.85%
   Ratio of expenses to average net assets ...     1.07%(e)        1.09%(e)         1.10%(e)         1.09%(d)(e)    0.95%     1.00%
   Portfolio turnover ........................    20.77%          24.01%           20.17%           28.72%(d)      23.61%    22.71%

--------------------------------------------------------------------------------
(a) Subsequent to the annual report at June 30, 1999, the Fund changed its fiscal year end to March 31.
(b) Per share data has been restated to give effect to a 4-for-1 stock split to shareholders of record as of the close on January 9, 1998.
(c) Not annualized.
(d) Annualized.
(e) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

                       See Notes to Financial Statements
--------------------------------------------------------------------------------

                                                            BOSTON BALANCED FUND
NOTES TO FINANCIAL STATEMENTS                                     MARCH 31, 2003
--------------------------------------------------------------------------------

1.   ORGANIZATION:

     The Coventry Group (the "Group") was organized as a Massachusetts business trust on January 8, 1992 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The accompanying financial statements are those of the Boston Balanced Fund (the "Fund"). The Fund is a separate series of the Coventry Group. Financial statements for all other series are published separately.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of the significant accounting policies followed by the Fund in preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     SECURITY VALUATION:

     The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued by or at the direction of the Group's Board of Trustees.

     Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Group's Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates value. Under the amortized cost method, discount or premium, if any, is accreted or amortized, respectively, on a constant (straight-line) basis to the maturity of the security.

     SECURITY TRANSACTIONS AND RELATED INCOME:

     Security transactions are accounted for on trade date. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the accretion or amortization of discount or premium. Dividend income is recorded on the ex-dividend date.

     EXPENSE ALLOCATION:

     Expenses directly attributable to a Fund are generally charged directly to that Fund. Expenses relating to the Group are generally allocated proportionately to each Fund within the Group according to the relative net assets of each Fund or on another reasonable basis.

     DIVIDENDS TO SHAREHOLDERS:

     Dividends from net investment income and net realized gains, if any, are declared and distributed annually. Additional dividends are also paid to the Fund's shareholders to the extent necessary to avoid the federal excise tax on certain undistributed net investment income and net realized gains.

     The amount of dividends from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified to capital; temporary differences do not require reclassification.

     FEDERAL INCOME TAXES:

     The Fund is a separate entity for federal tax purposes. The Fund has qualified and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended and to distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders. For federal income tax purposes, the Fund has a capital loss carry forward of $1,751,827 available to offset future realized gains, if any, which is broken down by expiration date as follows. Accordingly, no provision for federal tax is required.

                          Amount                Expiration
                          ------                ----------
                        $1,398,801                 2010
                          $353,026                 2011

3.   RELATED PARTY TRANSACTIONS:

     INVESTMENT ADVISER:

     Boston Trust Investment Management, Inc. (the "Investment Adviser") acts as the investment adviser to the Fund. For its services, the Investment Adviser is entitled to receive a fee, computed daily and paid monthly, based on the average daily net assets of the Fund, at an annual rate of 0.75%.

                                   Continued
--------------------------------------------------------------------------------

                                                            BOSTON BALANCED FUND
NOTES TO FINANCIAL STATEMENTS                                     MARCH 31, 2003
--------------------------------------------------------------------------------
     ADMINISTRATION:

     BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), who serves the Fund as administrator, is a wholly owned subsidiary of The BISYS Group, Inc., with whom certain officers and trustees of the Group are affiliated. Such persons are paid no fees directly by the Fund for serving as officers and trustees of the Group. Under the terms of the administration agreement, BISYS Ohio receives an annual fee, computed daily and paid monthly, based on the average daily net assets of the Fund, at an annual rate of 0.20%.

     DISTRIBUTION:

     BISYS Fund Services Limited Partnership, a wholly owned subsidiary of The BISYS Group, Inc., serves as the Fund's distribution agent.

     CUSTODIAN, TRANSFER AGENCY, AND FUND ACCOUNTING:

     U.S. Trust acts as the Fund's custodian and transfer agent. Under the custody agreement, U.S. Trust receives an annual fee computed daily and paid monthly based on the average daily net assets. U.S. Trust receives a fixed fee accrued daily and paid monthly for its services as the transfer agent. BISYS Ohio provides fund accounting services for the Fund. For these services to the Fund, BISYS Ohio receives an annual fee accrued daily and paid monthly.

     FEE REDUCTIONS:

     The Investment Adviser has agreed to reduce its fees payable by the Fund to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.00% of the average daily net assets. Any such reductions made by the Investment Adviser in its fees or payments or reimbursement of expenses which are the Fund's obligation may be subject to repayment by the Fund within three years provided the Fund is able to effect such repayment and remain in compliance with applicable limitations. Pursuant to its agreement, for the year ended March 31, 2003, the Investment Advisor reimbursed $21,070 in fees. As of March 31, 2003 the Investment Adviser may recoup $122,860 from the Boston Balanced Fund.

     BISYS Ohio has agreed to reduce its administrative fees. For the year ended March 31, 2003, BISYS Ohio voluntarily waived $63,770 in fees.

4.   PURCHASES AND SALES OF SECURITIES:

     Purchases of and proceeds from sales, excluding short-term securities, for the Fund for the year ended March 31, 2003, were $41,556,279 and $25,358,927, respectively.


5.   DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL:

     The tax character of dividends paid during the years ended March 31, 2003 and 2002 for the Boston Balanced Fund, was as follows:

                                    2003         2002
                                    ----         ----
     Ordinary income........... $2,900,000     $2,876,448
     Long-term capital gains...          -      1,178,928
                                ----------     ----------
                                $2,900,000     $4,055,376
                                ==========     ==========


     As of March 31, 2003, the components of distributable earnings on a tax basis was as follows:

     Undistributed Ordinary Income        $   671,751
     Capital Loss Carry Forward            (1,751,827)
     Unrealized Appreciation               13,942,845
                                          -----------
     Distributable Earnings               $12,862,769
                                          ===========

     The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of capital losses incurred after October 31, 2002.

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS




To the Shareholders and Board of Trustees of the Boston Balanced Fund of The Coventry Group:

We have audited the accompanying statement of assets and liabilities of the Boston Balanced Fund, a series of shares of The Coventry Group (a Massachusetts business trust), including the schedule of portfolio investments, as of March 31, 2003, and the related statements of operations, statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. For all years and periods ending prior to April 1, 2002, the statements of changes in net assets and financial highlights were audited by other auditors whose report dated May 15, 2002 expressed an unqualified opinion.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Boston Balanced Fund as of March 31, 2003, the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.


TAIT, WELLER & BAKER

Philadelphia, Pennslyvania
April 11, 2003

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)              MARCH 31, 2003

                                                                                     NUMBER OF
                                          TERM OF             PRINCIPAL              PORTFOLIOS IN      OTHER
                           POSITION(S)    OFFICE AND          OCCUPATION(S)          FUND COMPLEX       TRUSTEESHIPS
NAME, ADDRESS,             HELD WITH      LENGTH OF           DURING PAST 5          OVERSEEN BY        HELD BY
AND AGE                    FUND           TIME SERVED         YEARS                  TRUSTEE            TRUSTEE*
-------------------------------------------------------------------------------------------------------------------

NON-INTERESTED TRUSTEES
-------------------------------------------------------------------------------------------------------------------

Maurice G. Stark
3435 Stelzer Road          Trustee        2/92 to present     Retired                    16             N/A
Columbus, OH  43219
Age: 67

John H. Ferring IV                                            President and
Plaze Inc.                 Trustee        5/98 to present     owner, Plaze, Inc.         16             N/A
105 Bolte                                                     1979 to present
St. Claire, MO  63077
Age: 50

Michael Van Buskirk                                           Employee of and
3435 Stelzer Road                                             President of Ohio Bankers                 BISYS
Variable                                                      League (industry                          Insurance
Columbus, OH 43219         Trustee        2/92 to present     trade association)         16
Funds                                                         6/91 to present
Age: 56

INTERESTED TRUSTEES
-------------------------------------------------------------------------------------------------------------------

Jeffrey R. Young(1)
3435 Stelzer Road          Chairman and                       Employee of BISYS
Columbus, OH  43219        Trustee        8/99 to present     Fund Services              16             N/A
Age: 38                                                       10/93 to present

Walter B. Grimm1
3435 Stelzer Road                                             Employee of BISYS                         American
Performance
Columbus, OH 43219         President      4/96 to present     Fund Services              16             Funds
Age: 57                                                       6/92 to present


OFFICERS WHO ARE NOT  TRUSTEES
-------------------------------------------------------------------------------------------------------------------

Sue Walters                                                   Employee of BISYS
3435 Stelzer Road          Vice President Since 2000          Fund Services
Columbus, OH  43219                                           7/90 to present
Age: 51

Jennifer R. Hankins                                           Employee of BISYS
3435 Stelzer Road          Vice President Since 1998          Fund Services
Columbus, OH 43219                                            10/98 to present
Age: 36

Lara Bocskey                                                  Employee of BISYS Fund
3435 Stelzer Road          Vice President Since 2002          Services, 1998 to present;
Columbus, OH 43219                                            Employee of First of America Bank
Age: 32                                                       Corp. from 1996 to 1998

Nadeem Yousef                                                 Employee of BISYS Fund Services
3435 Stelzer Road          Treasurer      Since 1999          8/99 to present; Employee of Investors
Columbus, OH 43219                                            Bank and Trust from 3/97 to 6/99;
Age: 33                                                       Employee of Pricewaterhouse Coopers LLP
                                                              from 10/94 to 3/97

George L. Stevens                                             Employee of BISYS
3435 Stelzer Road          Secretary      Since 1996          Fund Services
Columbus, OH 43219                                            9/96 to present
Age: 51

Alaina V. Metz                                                Employee of BISYS
3435 Stelzer Road          Assistant      Since 1995          Fund Services
Columbus, OH 43219         Secretary                          6/95 to present
Age: 34

-------------------------------------------------------------------------------------------------------------------

* Not reflected in prior column.
1 Mr. Grimm and Mr. Young are each deemed to be an "interested person," as defined by the 1940 Act, because of their employment with BISYS Fund Services.

INVESTMENT ADVISER
Boston Trust Investment Management, Inc.
40 Court Street
Boston, MA 02108

CUSTODIAN AND TRANSFER AGENT
United States Trust Company of Boston
40 Court Street
Boston, MA 02108

ADMINISTRATOR
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219

DISTRIBUTOR
BISYS Fund Services Limited Partnership
3435 Stelzer Road
Columbus, OH 43219

AUDITORS
Tait, Weller & Baker
1818 Market Street
Suite 2400
Philadelphia, PA 19103

LEGAL COUNSEL
Dechert LLP
1775 Eye Street, N.W.
Washington, D.C. 20006





This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and subject to change.




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